Exhibit 10.1
MetLife ®
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10166
Metropolitan Life Insurance Company (“MetLife”), a stock company, will pay the benefits specified in the Exhibits of this policy subject to the terms and provisions of this policy. The Schedule of Exhibits lists each Exhibit to this policy, to whom it applies and its effective date.

Policyholder:	Goldman, Sachs & Co.

Group Policy No.:	34834-1-G
EFFECTIVE DATE
This policy will take effect on January 1, 2006. This policy is a rewrite of Group Policy Number 34834-G which was issued by MetLife and took effect on November 1, 1992.
POLICY ANNIVERSARIES
Policy anniversaries will be January 1, 2006 and each subsequent January 1.
PREMIUM PAYMENTS
This policy is issued in return for the payment by the Policyholder of required Premiums. Premiums are payable at the home office of MetLife or to its authorized agent. The first Premium is due on and must be paid by this policy’s effective date. Any later Premiums are due monthly in advance on the first day of each Policy Month. These dates are the Premium Due Dates.
POLICY SITUS
This policy is issued for delivery in and governed by the laws of New York.
Signed as of this policy’s effective date at MetLife’s home office in New York, New York.

Gwenn L. Carr	C. Robert Henrikson
Senior Vice President and Secretary	President and Chief Operating Officer

Signed by		Date

(A MetLife licensed agent or resident agent as required by law.)

GROUP TERM LIFE INSURANCE POLICY	NON-DIVIDEND PAYING

GPNP99	34834-1-G	Page 1

GPNP99	34834-1-G	Page 2

DEFINITIONS
As used in this policy, the terms listed below will have the meanings defined below. When defined terms are used in this policy, they will appear with initial capitalization. The plural use of a term defined in the singular will share the same meaning.
Contribution means the amount the Policyholder may require the Employee to pay towards the total Premium that MetLife charges for the insurance provided by this policy.
Contributory Insurance means insurance for which the Policyholder may require the Employee to pay at least part of the Premium.
Covered Person means an Employee and/or a Dependent as set forth in the Exhibit which applies to the Employee.
Dependent is defined in the Exhibit which applies to the Employee.
Employee is described in the Exhibit which applies to the Employee.
Employer means the Policyholder shown on page 1.
Noncontributory Insurance means insurance for which the Policyholder may not require the Employee to pay any part of the Premium.
Policy Anniversary is defined on page 1.
Policy Month. The first Policy Month will begin on the effective date shown on page 1. Subsequent Policy Months will begin on the same day of each subsequent calendar month.
Premium means the amount the Policyholder must pay to MetLife for all the insurance provided under this policy.
Premium Due Date is defined on page 1.
Signed means any symbol or method executed or adopted by a person with the present intention to authenticate a record, and which is on or transmitted by paper or electronic media, and which is consistent with applicable law.
Written or Writing means a record which is on or transmitted by paper or electronic media, and which is consistent with applicable law.

GPNP99	34834-1-G	Page 3

SCHEDULE OF INSURANCE
The Schedules of Insurance which apply under this policy are set forth in the Exhibits.
ELIGIBILITY AND EFFECTIVE DATES OF INSURANCE
The Eligibility and Effective Dates of Insurance provisions that apply under this policy are set forth in the Exhibits.
CONTRIBUTIONS
The Policyholder will not require an Employee to contribute to the cost of Noncontributory Insurance.
The maximum amount that an Employee may be required to contribute to the cost of Contributory Insurance will not exceed the Premium charged for the amounts of such insurance.
PREMIUM RATE(S)
Initial Rate(s)
The initial Premium rate(s) are shown in Exhibit 1.
Frequency of Premium Payment
Premiums for this policy will be paid as shown on page 1. MetLife and the Policyholder may agree that payment be made in advance every 3, 6 or 12 months.
Computation of Premium
The Premium due on any Premium Due Date is determined by the total amount of insurance provided by this policy on such Premium Due Date, multiplied by the appropriate Premium rate(s) which are then in effect subject to any Premium adjustments, if applicable.
MetLife may use any reasonable method to compute Premiums due under this policy.
Premiums for Changes in Insurance
For insurance that takes effect after the first day of a Policy Month, Premium will be charged from the first day of the next Policy Month. However, if a policy amendment or evidence of good health is required for such insurance, Premium will be charged as of the date such insurance takes effect.
If this policy ends, or if insurance ends for a class of persons, Premium will be charged to the date insurance ends. If insurance ends for other reasons, Premium will be charged to the end of the Policy Month in which insurance ends.

GPNP99	34834-1-G	Page 4

PREMIUM RATES (Continued)
Right to Change Premium Rates
MetLife may change Premium rates for changes which materially affect the risk assumed for the insurance provided by this policy, as follows:
1.	when this policy is amended or endorsed;

2.	when a class of eligible persons is added to or deleted from this policy for any reason including corporate restructuring, acquisition, spin-off or similar situations;

3.	when a Policyholder’s subsidiary, affiliate, division, branch or other similar entity is added to or deleted from this policy for any reason including corporate restructuring, acquisition, spin-off or similar situations;

4.	when there is a significant change in the geographic distribution of insured Employees;

5.	when applicable law requires a change in:
a.	the insurance provided by this policy; and/or

b.	the class of persons eligible for insurance under this policy; or
6.	when a Premium Due Date coincides with or next follows:
a.	a change greater than 10% in the number of Covered Persons since the later of the policy Effective Date and the last date Premium rates were changed; or

b.	a change greater than 10% in the amount of insurance provided by this policy since the later of the policy Effective Date and the last date Premium rates were changed.
In addition, MetLife may change Premium rates:
1.	except as may be stated in Exhibit 1, on any date on or after the first Policy Anniversary; this will be done no more frequently than every 12 months and only if MetLife notifies the Policyholder, in Writing, at least 31 days before such change; and

2.	on any other date agreed to by MetLife and the Policyholder.
The new Premium rates will apply only to Premiums due on or after the date the rate change takes effect.

GPNP99	34834-1-G	Page 5

GRACE PERIOD
Each Premium due after the effective date of this policy may be paid up to 31 days after its Premium Due Date. This period is the grace period. The insurance provided by this policy will stay in effect during this period. MetLife will notify the Policyholder in Writing that, if the Premium is not paid by the end of the grace period, this policy will end at the end of the last day of the grace period. If MetLife fails to give Written notice to the Policyholder, this policy will continue in effect until the date such notice is given.
Policyholder’s intent to end this policy during the grace period. The Policyholder may notify MetLife in Writing prior to the end of the grace period of its intent to end this policy before the end of the grace period. In this case, this policy will end on the later of:
1.	the date stated in the notice; or

2.	the date MetLife receives the notice.
If the Policyholder replaces this policy with another group insurance policy but does not give MetLife notice of intent to end this policy, the grace period provisions will apply.
Grace period extensions. MetLife may extend the grace period by giving Written notice to the Policyholder. Such notice will state the date this policy will end if the Premium remains unpaid.
Premiums must be paid for a grace period, any extension of such period and any period insurance under this policy was in effect for which Premium was not paid.
END OF INSURANCE PROVIDED BY THIS POLICY
The Policyholder can end this policy by giving 60 days advance Written notice to MetLife. The policy will end on the later of:
1.	the date stated in the notice; or

2.	the date MetLife receives the notice.
MetLife can end this policy as follows:
1.	on the date Premium is not paid when due, subject to the Grace Period provisions; or

2.	on any Premium Due Date, by giving the Policyholder 31 days advance Written notice, if less than:
a.	for Contributory Insurance other than Optional Life Insurance and Dependent Life Insurance, 75% of persons eligible under this policy are insured for such Contributory Insurance; or

for Optional Life Insurance and Dependent Life Insurance 25% of persons eligible under this policy are insured for such Contributory Insurance; or

b.	100% of persons eligible under this policy are insured for Noncontributory Insurance; or

c.	50 Employees are insured by this Policy;
3.	on any Premium Due Date, by giving the Policyholder 60 days advance Written notice, if the Policyholder fails to provide information on a timely basis or perform any obligations required by this policy or any applicable law; or

GPNP99	34834-1-G	Page 6

END OF INSURANCE PROVIDED BY THIS POLICY (Continued)
4.	on any Policy Anniversary, except during a Rate Guarantee Period as may be provided in Exhibit 1, by giving the Policyholder 31 days advance Written notice.
This policy will end on the date on which the last certificate in effect under this policy ends.
If this policy ends, all Premiums due must be paid. If MetLife accepts Premium after the date this policy ends, such acceptance will not act to reinstate the policy. MetLife will refund any unearned Premium.
REINSTATEMENT
The Policyholder may request to reinstate this policy within one year from the date it ended. The request must be in Writing and it must provide MetLife with information that MetLife requires to consider such request. If MetLife approves the request, the policy will be reinstated on the date stated in Writing by MetLife.
GENERAL PROVISIONS
Entire Contract. The entire contract is made up of the following:
1.	this policy, including its Exhibits which include the certificate(s);

2.	the Policyholder’s application; and

3.	the amendments and endorsements to this policy, if any.
Policy Changes or Waivers. The terms and provisions of this policy may be changed, at any time, without the consent of the Covered Persons or anyone else with a beneficial interest in it. MetLife will issue amendments or endorsements to effect such changes. MetLife will only make changes that are consistent with applicable law. An amendment or endorsement will not affect the insurance provided under certificates issued before the effective date of the change, unless retroactivity is consistent with applicable law.
An officer of MetLife must approve in Writing any change or waiver of the terms and provisions of this policy. A sales representative, or other MetLife employee, who is not an officer of MetLife does not have MetLife’s authority to approve such changes or waivers. A change or waiver will be evidenced by an amendment Signed by an officer of MetLife and the Policyholder or an endorsement Signed by an officer of MetLife. A copy of the amendment or endorsement will be provided to the Policyholder for attachment to this policy and the amendment or endorsement will become a part of this policy.
Incontestability: Statements Made by the Policyholder. Any statement made by the Policyholder will be considered a representation and not a warranty. MetLife will not use such statement to contest insurance, reduce benefits or defend a claim unless it is contained in a Written application, Signed by the Policyholder. MetLife will not use such statement to contest life insurance after it has been in force for 2 years from its effective date, or date of last reinstatement.
Incontestability: Statements Made by Covered Persons. Any statement made by a Covered Person will be considered a representation and not a warranty. MetLife will not use such statement to contest insurance, reduce benefits or defend a claim unless the following requirements are met:
1.	the statement is in a Written application or enrollment form;

2.	the Covered Person has Signed the application or enrollment form; and

3.	a copy of the application or enrollment form has been given to the Covered Person or his beneficiary.
MetLife will not use a Covered Person’s statements which relate to insurability to contest life insurance after it has been in force for 2 years during his life. In addition, MetLife will not use such statements to contest an increase or benefit addition to such insurance after the increase or benefit has been in force for 2 years during his life.

GPNP99	34834-1-G	Page 7

GENERAL PROVISIONS (Continued)
Certificates. MetLife will issue certificates to the Policyholder for delivery to each Covered Person, as appropriate. Such certificate will describe the Covered Person’s benefits and rights under this policy. “Certificate” includes any of MetLife’s insurance riders, notices or other attachments to the certificate.
Data Needed. The Policyholder will provide MetLife with all the data needed to compute Premiums and carry out the terms of this policy. MetLife may examine such data at any reasonable time. If MetLife or the Policyholder make a clerical error in keeping the data, the Premium and/or benefits will be adjusted according to the correct data. An error will not end insurance validly in effect, nor will it continue insurance validly ended.
Misstatement of Age. If a Covered Person’s age is misstated, the correct age will be used to determine if insurance is in effect and, as appropriate, adjust the Premium and/or benefits.
Non-Dividend Paying. This policy does not pay dividends.
Conformity with Law. If the terms and provisions of this policy do not conform to any applicable law, this policy shall be interpreted to so conform.

GPNP99	34834-1-G	Page 8

SCHEDULE OF EXHIBITS

Exhibit			Effective
Number	Exhibit Type	Applies To	Date

1	Schedule of Premium Rates	All Covered Persons	January 1, 2006

2	Certificate Forms	All Covered Persons	January 1, 2006

GPNP99	34834-1-G
SCH/EXHIBITS	DATE: January 1, 2006

EXHIBIT 1
SCHEDULE OF PREMIUM RATES
The initial monthly Premium rates in effect January 1, 2006, for the insurance provided by this policy are as follows:
Rate Guarantee Period
Subject to the Right to Change Premium Rates provision on page 5, the Executive Life, Basic Life, Optional Life and Dependent Life Premium rates will be in effect for the period which begins on January 1, 2006 and ends on December 31, 2007.
Executive Life Benefits for Employees:

Amount Per $1,000 of
Executive Life Benefits
Aqe of Employee	in force hereunder
Less than 25	$0.053
25 but less than 29	$0.063
30 but less than 35	$0.084
35 but less than 40	$0.097
40 but less than 45	$0.112
45 but less than 50	$0.163
50 but less than 55	$0.264
55 but less than 60	$0.457
60 but less than 65	$0.771
65 but less than 70	$1.455
70 and older	$2.358
Basic Life Benefis for Employees: — $0.090 per $1,000 of Basic Life Benefits in force hereunder.
Optional Life Benefits for Employees:

Amount Per $1,000 of
Optional Life Benefits
Aqe of Employee	in force hereunder
Less than 25	$0.05
25 but less than 30	$0.06
30 but less than 35	$0.08
35 but less than 40	$0.09
40 but less than 45	$0.10
45 but less than 50	$0.15
50 but less than 55	$0.23
55 but less than 60	$0.43
60 but less than 65	$0.66
65 but less than 70	$0.678
70 but less than 75	$1.27
75 but less than 80	$1.27
80 but less than 85	$1.353
85 but less than 90	$1.563
90 and older	$1.709

GPNP99	34834-1-G
EXHIBIT1	DATE: January 1, 2006

Life Benefits for Dependents:

Amount per Employee
of Life Benefits
for Dependents
Aqe of Employee	in force hereunder
Less than 25	$0.05
25 but less than 30	$0.06
30 but less than 35	$0.08
35 but less than 40	$0.09
40 but less than 45	$0.10
45 but less than 50	$0.15
50 but less than 55	$0.23
55 but less than 60	$0.43
60 but less than 65	$0.66
65 but less than 70	$0.678
70 but less than 75	$1.27
75 but less than 80	$1.27
80 but less than 85	$1.353
85 but less than 90	$1.563
90 and older	$1.709

GPNP99	34834-1-G
EXHIBIT1	DATE: January 1, 2006

EXHIBIT 2
CERTIFICATE FORMS

Certificate
Number	Certificate Form	Applies To	Effective Date

1	GCERT2000	All Employees eligible for Basic Life Insurance	January 1, 2006

2	GCERT2000	All Employees who Retired prior to November 28, 1997 and are eligible for Basic Life Insurance	January 1, 2006

3	GCERT2000	All Employees who Retired after November 28, 1997 and are eligible for Basic Life Insurance	January 1, 2006

4	GCERT2000	All Employees eligible for Optional Life Insurance	January 1, 2006

5	GCERT2000	All Employees, except CCI, eligible for Dependent Life Insurance	January 1, 2006

6	GCERT2000	Employees of CCI eligible for Dependent Life Insurance	January 1, 2006

7	GCERT2000	Executive Life	January 1, 2006

GPNP99	34834-1-G
EXHIBIT2	DATE: January 1, 2006

YOUR BENEFIT PLAN
GOLDMAN, SACHS & CO.
Executive Life Insurance

GOLDMAN, SACHS & CO.
180 Maiden Lane, 24th Floor
New York, NY 10038
TO OUR EMPLOYEES:
All of us appreciate the protection and security insurance provides.
This certificate describes the benefits that are available to you. We urge you to read it carefully.
GOLDMAN, SACHS & CO.

MetLife ®
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10166
CERTIFICATE OF INSURANCE
Metropolitan Life Insurance Company (“MetLife”), a stock company, certifies that You are insured for the benefits described in this certificate, subject to the provisions of this certificate. This certificate is issued to You under the Group Policy and it includes the terms and provisions of the Group Policy that describe Your insurance. PLEASE READ THIS CERTIFICATE CAREFULLY.
This certificate is part of the Group Policy. The Group Policy is a contract between MetLife and the Policyholder and may be changed or ended without Your consent or notice to You.

Policyholder:	GOLDMAN, SACHS & CO.

Group Policy Number:	34834-1-G

Type of Insurance:	Term Life Insurance

MetLife Toll Free Number(s):
For Claim Information	FOR LIFE CLAIMS: 1-800-638-6420
THIS CERTIFICATE ONLY DESCRIBES LIFE INSURANCE. THE INSURANCE DESCRIBED DOES NOT PROVIDE BENEFITS FOR LOSS CAUSED BY SICKNESS.
THE BENEFITS OF THE POLICY PROVIDING YOU COVERAGE ARE GOVERNED PRIMARILY BY THE LAWS OF A STATE OTHER THAN FLORIDA.
THE GROUP INSURANCE POLICY PROVIDING COVERAGE UNDER THIS CERTIFICATE WAS ISSUED IN A JURISDICTION OTHER THAN MARYLAND AND MAY NOT PROVIDE ALL THE BENEFITS REQUIRED BY MARYLAND LAW.
For Residents of North Dakota: If you are not satisfied with your Certificate, You may return it to Us within 20 days after You receive it, unless a claim has previously been received by Us under Your Certificate. We wil refund within 30 days of our receipt of the returned Certificate any Premium that has been paid and the Certificate will then be considered to have never been issued. You should be aware that, if you elect to return the Certificate for a refund of premiums, losses which otherwise would have been covered under your Certificate will not be covered.
WE ARE REQUIRED BY STATE LAW TO INCLUDE THE NOTICE(S) WHICH APPEAR ON THIS PAGE AND IN THE NOTICE(S) SECTION WHICH FOLLOWS THIS PAGE. PLEASE READ THE(SE) NOTICE(S) CAREFULLY.

GCERT2000
fp	1

For Texas Residents:	Para Residentes de Texas:

IMPORTANT NOTICE	AVISO IMPORTANTE

To obtain information or make a complaint:	Para obtener informacion o para someter una queja:

You may call MetLife’s toll free telephone number	Usted puede lIamar al numero de telefono gratis de
for information or to make a complaint at	MetLife para informacion o para someter una queja al

1-800-638-6420	1-800-638-6420

You may contact the Texas Department of	Puede comunicarse con el Departamento de Seguros
Insurance to obtain information on companies,	de Texas para obtener informacion acerca de
coverages, rights or complaints at	companias, coberturas, derechos o quejas al

1-800-252-3439	1-800-252-3439

You may write the Texas Department of Insurance	Puede escribir al Departamento de Seguros de Texas

P.O. Box 149104	P.O. Box 149104
Austin, TX 78714-9104	Austin, TX 78714-9104
Fax # (512) 475-1771	Fax # (512) 475-1771

PREMIUM OR CLAIM DISPUTES: Should You	DISPUTAS SOBRE PRIMAS O RECLAMOS: Si
have a dispute concerning Your premium or about	tiene una disputa concerniente a su prima o a un
a claim, You should contact MetLife first. If the	reclamo, debe comunicarse con MetLife primero. Si
dispute is not resolved, You may contact the Texas	no se resuelve la disputa, puede entonces
Department of Insurance.	comunicarse con el departamento (TDI).

ATTACH THIS NOTICE TO YOUR CERTIFICATE:	UNA ESTE AVISO A SU CERTIFICADO:
This notice is for information only and does not	Este aviso es solo para proposito de informacion y no
become a part or condition of the attached	se convierte en parte o condicion del documento
document.	adjunto.

GCERT2000
notice/tx	2

NOTICE FOR RESIDENTS OF ARKANSAS
If You have a question concerning Your coverage or a claim, first contact the Policyholder or group account administrator. If, after doing so, You still have a concern, You may call the toll free telephone number shown on the Certificate Face Page.
If You are still concerned after contacting both the Policyholder and MetLife, You should feel free to contact:
Arkansas Insurance Department
Consumer Services Division
1200 West Third
Little Rock, Arkansas 72204-1904
1-800-852-5494

GCERT2000
notice/ar	3

NOTICE FOR RESIDENTS OF CALIFORNIA
IMPORTANT NOTICE
TO OBTAIN ADDITIONAL INFORMATION, OR TO MAKE A COMPLAINT, CONTACT THE POLICYHOLDER OR THE METLIFE CLAIM OFFICE SHOWN ON THE EXPLANATION OF BENEFITS YOU RECEIVE AFTER FILING A CLAIM.
IF, AFTER CONTACTING THE POLICYHOLDER AND/OR METLlFE, YOU FEEL THAT A SATISFACTORY SOLUTION HAS NOT BEEN REACHED, YOU MAY FILE A COMPLAINT WITH THE CALIFORNIA INSURANCE DEPARTMENT AT:
DEPARTMENT OF INSURANCE
300 SOUTH SPRING STREET
LOS ANGELES, CA 90013
1 (800) 927-4357

GCERT2000	4
notice/ca

CIVIL UNION NOTICE FOR RESIDENTS OF CONNECTICUT
Connecticut law provides that the following definition applies to Your certificate:
‘Civil Union’ means a civil union established pursuant to Pub. Act No. 05-10 Connecticut Legislative Session, entitled ‘An Act Concerning Civil Unions’.
Connecticut law provides that:
•	Terms that mean or refer to a marital relationship, or that may be construed to mean or refer to a marital relationship, such as ‘marriage,’ ‘spouse,’ ‘dependent,’ ‘relative,’ ‘beneficiary,’ ‘survivor,’ ‘immediate family’, include the relationship created by a Civil Union.

•	Terms that mean or refer to the inception or dissolution of a marriage, such as ‘divorce decree,’ include the inception or dissolution of a Civil Union.

GCERT2000
notice/ctcu	5

NOTICE FOR RESIDENTS OF GEORGIA
IMPORTANT NOTICE
The laws of the state of Georgia prohibit insurers from unfairly discriminating against any person based upon his or her status as a victim of family violence.

GCERT2000
notice/ga	6

NOTICE FOR RESIDENTS OF ILLINOIS
IMPORTANT NOTICE
To make a complaint to MetLife, You may write to:
MetLife
200 Park Avenue
New York, New York 10166
The address of the Illinois Department of Insurance is:
Illinois Department of Insurance
Public Services Division
Springfield, Illinois 62767

GCERT2000
notice/li	7

NOTICE FOR RESIDENTS OF NORTH CAROLINA
Read your Certificate Carefully.
IMPORTANT CANCELLATION INFORMATION
Please Read The Provision Entitled
DATE YOUR INSURANCE ENDS
Found on Pages e/ee

GCERT2000 notice/nc	8

NOTICE FOR RESIDENTS OF NORTH CAROLINA
UNDER NORTH CAROLINA GENERAL STATUTE SECTION 58-50-40, NO PERSON, EMPLOYER, PRINCIPAL, AGENT, TRUSTEE, OR THIRD PARTY ADMINISTRATOR, WHO IS RESPONSIBLE FOR THE PAYMENT OF GROUP HEALTH OR LIFE INSURANCE OR GROUP HEALTH PLAN PREMIUMS, FOR WHICH PAYMENT WAGES OR OTHER FUNDS ARE WITHHELD FROM THE PERSONS INSURED, SHALL:
1.	CAUSE THE CANCELLATION OR NONRENEWAL OF GROUP HEALTH OR LIFE INSURANCE, HOSPITAL, MEDICAL, OR DENTAL SERVICE CORPORATION PLAN, MULTIPLE EMPLOYER WELFARE ARRANGEMENT, OR GROUP HEALTH PLAN COVERAGES AND THE CONSEQUENTIAL LOSS OF THE COVERAGES OF THE PERSONS INSURED, BY WILLFULLY FAILING TO PAY THOSE PREMIUMS IN ACCORDANCE WITH THE TERMS OF THE INSURANCE OR PLAN CONTRACT, AND

2.	WILLFULLY FAIL TO DELIVER, AT LEAST 45 DAYS BEFORE THE TERMINATION OF THOSE COVERAGES, TO EACH NAMED INSURED A WRITTEN NOTICE OF THE PERSON’S INTENTION TO STOP PAYMENT OF PREMIUMS. THIS WRITTEN NOTICE MUST ALSO CONTAIN A NOTICE TO THE NAMED INSUREDS OF THEIR RIGHTS TO PURCHASE INDIVIDUAL POLICIES UNDER THE FEDERAL HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT AND UNDER ARTICLE 68 OF CHAPTER 58 OF THE GENERAL STATUTES.
Violation of this law is a felony if the insurance is, in whole or in part, paid for out of wages withheld or other funds collected from the persons insured. Any person violating this law is also subject to a court order requiring the person to compensate persons insured for expenses or losses incurred as a result of the termination of the insurance.

GCERT2000 notice/nc	9

NOTICE FOR RESIDENTS OF UTAH
NOTICE TO POLICYHOLDERS
     Insurance companies licensed to sell life insurance, health insurance, or annuities in the State of Utah are required by law to be members of an organization called the Utah Life and Health Insurance Guaranty Association (“ULHIGA”). If an insurance company that is licensed to sell insurance in Utah becomes insolvent (bankrupt), and is unable to pay claims to its policyholders, the law requires ULHIGA to pay some of the insurance company’s claims. The purpose of this notice is to briefly describe some of the benefits and limitations provided to Utah insureds by ULHIGA.
PEOPLE ENTITLED TO COVERAGE
•	You must be a Utah resident.

•	You must have insurance coverage under an individual or group policy.
POLICIES COVERED
•	ULHIGA provides coverage for certain life, health and annuity insurance policies.
EXCLUSIONS AND LIMITATIONS
     Several kinds of insurance policies are specifically excluded from coverage. There are also a number of limitations to coverage. The following are not covered by ULHIGA:
•	Coverage through an HMO.

•	Coverage by insurance companies not licensed in Utah.

•	Self-funded and self-insured coverage provided by an employer that is only administered by an insurance company.

•	Policies protected by another state’s Guaranty Association.

•	Policies where the insurance company does not guarantee the benefits.

•	Policies where the policyholder bears the risk under the policy.

•	Re-insurance contracts.

•	Annuity policies that are not issued to and owned by an individual, unless the annuity policy is issued to a pension benefit plan that is covered.

•	Policies issued to pension benefit plans protected by the Federal Pension Benefit Guaranty Corporation.

•	Policies issued to entities that are not members of the ULHIGA, including health plans, fraternal benefit societies, state pooling plans and mutual assessment companies.
     LIMITS ON AMOUNT OF COVERAGE
     Caps are placed on the amount ULHIGA will pay. These caps apply even if you are insured by more than one policy issued by the insolvent company. The maximum ULHIGA will pay is the amount of your coverage or $500,000 — whichever is lower. Other caps also apply:
•	$100,000 in net cash surrender values.

GCERT2000 notice/ut	10

•	$500,000 in life insurance death benefits (including cash surrender values).

•	$500,000 in health insurance benefits.

•	$200,000 in annuity benefits — if the annuity is issued to and owned by an individual or the annuity is issued to a pension plan covering government employees.

•	$5,000,000 in annuity benefits to the contract holder of annuities issued to pension plans covered by the law. (Other limitations apply).

•	Interest rates on some policies may be adjusted downward.
DISCLAIMER
PLEASE READ CAREFULLY:
COVERAGE FROM ULHIGA MAY BE UNAVAILABLE UNDER THIS POLICY. OR, IF AVAILABLE, IT MAY BE SUBJECT TO SUBSTANTIAL LIMITATIONS OR EXCLUSIONS. THE DESCRIPTION OF COVERAGES CONTAINED IN THIS DOCUMENT IS AN OVERVIEW. IT IS NOT A COMPLETE DESCRIPTION. YOU CANNOT RELY ON THIS DOCUMENT AS A DESCRIPTION OF COVERAGE. FOR A COMPLETE DESCRIPTION OF COVERAGE, CONSULT THE UTAH CODE, TITLE 31A, CHAPTER 28.

COVERAGE IS CONDITIONED ON CONTINUED RESIDENCY IN THE STATE OF UTAH.

THE PROTECTION THAT MAY BE PROVIDED BY ULHIGA IS NOT A SUBSTITUTE FOR CONSUMERS’ CARE IN SELECTING AN INSURANCE COMPANY THAT IS WELL-MANAGED AND FINANCIALLY STABLE.

INSURANCE COMPANIES AND INSURANCE AGENTS ARE REQUIRED BY LAW TO GIVE YOU THIS NOTICE. THE LAW DOES, HOWEVER, PROHIBIT THEM FROM USING THE EXISTENCE OF ULDIGA AS AN INDUCEMENT TO SELL YOU INSURANCE.
THE ADDRESS OF ULHIGA, AND THE INSURANCE DEPARTMENT ARE PROVIDED BELOW.
Utah Life and Health Insurance
Guaranty Association
955 E. Pioneer Rd.
Draper, Utah 84114

Utah Insurance Department
State Office Building, Room 3110
Salt Lake City, Utah 84114

GCERT2000 notice/ut	11

CIVIL UNION NOTICE FOR RESIDENTS OF VERMONT
Vermont law provides that the following definitions apply to Your certificate:
•	Terms that mean or refer to a marital relationship, or that may be construed to mean or refer to a marital relationship, such as “marriage,” “spouse,” “husband,” “wife,” “dependent,” “next of kin,” “relative,” “beneficiary,” “survivor,” “immediate family” and any other such terms include the relationship created by a Civil Union established according to Vermont law.

•	Terms that mean or refer to the inception or dissolution of a marriage, such as “date of marriage,” “divorce decree,” “termination of marriage” and any other such terms include the inception or dissolution of a Civil Union established according to Vermont law.

•	Terms that mean or refer to family relationships arising from a marriage, such as “family,” “immediate family,” “dependent,” “children,” “next of kin,” “relative,” “beneficiary,” “survivor” and any other such terms include family relationships created by a Civil Union established according to Vermont law.

•	“Dependent” includes a spouse, a party to a Civil Union established according to Vermont law, and a child or children (natural, stepchild, legally adopted or a minor or disabled child who is dependent on the insured for support and maintenance) who is born to or brought to a marriage or to a Civil Union established according to Vermont law.

•	“Child” includes a child (natural, stepchild, legally adopted or a minor or disabled child who is dependent on the insured for support and maintenance) who is born to or brought to a marriage or to a Civil Union established according to Vermont law.

•	“Civil Union” means a civil union established pursuant to Act 91 of the 2000 Vermont Legislative Session, entitled “Act Relating to Civil Unions”.
All references in this notice to Civil Unions are limited to Civil Unions in which the parties are residents of Vermont.
If dependent insurance for a spouse and/or child is not provided under Your certificate, such insurance is not added by virtue of this notice.
For purposes of dependent insurance, any person who meets the definition of “dependent” as set forth in this notice is required to meet all other applicable requirements in order to qualify for such insurance.
This notice does not limit any definitions or terms included in Your certificate. It broadens definitions and terms only to the extent required by Vermont law.
DISCLOSURE:
Vermont law grants parties to a Civil Union the same benefits, protections and responsibilities that flow from marriage under state law. However, some or all of the benefits, protections and responsibilities related to life and health insurance that are available to married persons under federal law may not be available to parties to a Civil Union. For example, a federal law, the Employee Retirement Income Security Act of 1974 known as “ERISA”, controls the employer/employee relationship with regard to determining eligibility for enrollment in private employer benefit plans. Because of ERISA, Act 91 does not state requirements pertaining to a private employer’s enrollment of a party to a Civil Union in an ERISA employee benefit plan. However, governmental employers (not federal government) are required to provide life and health benefits to the dependents of a party to a Civil Union if the public employer provides such benefits to dependents of married persons. Federal law also controls group health insurance continuation rights under “COBRA” for employers with 20 or more employees as well as the Internal Revenue Code treatment of insurance premiums. As a result, parties to a Civil Union and their families may or may not have access to certain benefits under this notice and the certificate to which it is attached that derive from federal law. You are advised to seek expert advice to determine Your rights under this notice and the certificate to which it is attached.

GCERT2000 notice/vt	12

FOR RESIDENTS OF VIRGINIA
IMPORTANT INFORMATION REGARDING YOUR INSURANCE
In the event You need to contact someone about this insurance for any reason please contact Your agent. If no agent was involved in the sale of this insuranæ, or if You have additional questions You may contact the insurance company issuing this insurance at the following address and telephone number:
MetLife
200 Park Avenue
New York, New York 10166
Attn: Corporate Customer Relations Department
To phone in a claim related question, You may call Claims Customer Service at:
1-800-275-4638
If You have been unable to contact or obtain satisfaction from the company or the agent, You may contact the Virginia State Corporation Commission’s Bureau of Insurance at:
The Office of the Managed Care Ombudsman
Bureau of Insurance
P.O. Box 1157
Richmond, VA 23209
1-800-552-7945 — In-state toll-free
1-804-371-9691 — Out-of-state
Or:
The Virginia Department of Health (The Center for Quality Health Care Services and Consumer Protection)
3600 West Broad St
Suite 216
Richmond, VA 23230
1-800-955-1819
Written correspondence is preferable so that a record of Your inquiry is maintained. When contacting Your agent, company or the Bureau of Insurance, have Your policy number available.

GCERT2000 notice/va	13

NOTICE FOR RESIDENTS OF WISCONSIN
KEEP THIS NOTICE WITH YOUR INSURANCE PAPERS
PROBLEMS WITH YOUR INSURANCE? - If You are having problems with Your insurance company or agent, do not hesitate to contact the insurance company or agent to resolve Your problem.
MetLife
Attn: Corporate Consumer Relations Department
200 Park Avenue
New York, NY 10166-0188
1-800-638-5433
You can also contact the OFFICE OF THE COMMISSIONER OF INSURANCE, a state agency which enforces Wisconsin’s insurance laws, and file a complaint. You can contact the OFFICE OF THE COMMISSIONER OF INSURANCE by contacting:
Office of the Commissioner of Insurance
Complaints Department
P.O. Box 7873
Madison, WI 53707-7873
1-800-236-8517 outside of Madison or 266-0103 in Madison.

GCERT2000 notice/wi	14

NOTICE FOR RESIDENTS OF ALL STATES
FRAUD WARNING
If You have applied for insurance under a policy issued in one of the following states, or if You reside in one of the following states, note the following applicable warning:
For Residents of New York — only applies to Accident and Health Insurance (AD&D/Disability/Dental)
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.
For Residents of Florida
Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.
For Residents of Massachusetts
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, and may subject such person to criminal and civil penalties.
For Residents of New Jersey
Any person who includes any false or misleading information on an application for an insurance policy or who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.
For Residents of Oklahoma
Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.
For Residents of Kansas, Oregon, Washington and Vermont
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto may be guilty of insurance fraud, and may be subject to criminal and civil penalties.
For Residents of Puerto Rico
Any person who, knowingly and with the intent to defraud, presents false information in an insurance request form, or who presents, helps or has presented, a fraudulent claim for the payment of a loss or other benefit, or presents more than one claim for the same damage or loss, will incur a felony, and upon conviction will be penalized for each violation with a fine no less than five thousand (5,000) dollars nor more than ten thousand (10,000), or imprisonment for a fixed term of three (3) years, or both penalties. If aggravated circumstances prevail, the fixed established imprisonment may be increased to a maximum of five (5) years; if attenuating circumstances prevail, it may be reduced to a minimum of two (2) years.
For Residents of Virginia
It is a crime to provide knowingly false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.
For Residents of All Other States
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties.

GCERT2000 notice/fraud/nw	15

GCERT2000 toc	16

SCHEDULE OF BENEFITS
This schedule shows the benefits that are available under the Group Policy. You will only be insured for the benefits:
•	for which You become and remain eligible;

•	which You elect, if subject to election; and

•	which are in effect.

BENEFIT	BENEFIT AMOUNTS AND HIGHLIGHTS

Life Insurance For You

For Active Employees	$2,000,000

Maximum Life Benefit	$2,000,000

GCERT2000 sch	17

DEFINITIONS
As used in this certificate, the terms listed below will have the meanings set forth below. When defined terms are used in this certificate, they will appear with initial capitalization. The plural use of a term defined in the singular will share the same meaning.
Actively at Work or Active Work means that You are performing all of the usual and customary duties of Your job on a Full-Time basis. This must be done at:
•	the Policyholder’s place of business;

•	an alternate place approved by the Policyholder; or

•	a place to which the Policyholder’s business requires You to travel.
You will be deemed to be Actively at Work during weekends or Policyholder approved vacations, holidays or business closures if You were Actively at Work on the last scheduled work day preceding such time off.
Beneficiary means the person(s) to whom We will pay insurance as determined in accordance with the GENERAL PROVISIONS section.
Full-Time means Active Work on the Policyholder’s regular work schedule for the eligible class of employees to which You belong.
Noncontributory Insurance means insurance for which the Policyholder does not require You to pay any part of the premium.
Physician means:
•	a person licensed to practice medicine in the jurisdiction where such services are performed; or

•	any other person whose services, according to applicable law, must be treated as Physician’s services for purposes of the Group Policy. Each such person must be licensed in the jurisdiction where he performs the service and must act within the scope of that license. He must also be certified and/or registered if required by such jurisdiction.
The term does not include:
•	You;

•	Your Spouse; or

•	any member of Your immediate family including Your and/or Your Spouse’s:
•	parents;

•	children (natural, step or adopted);

•	siblings;

•	grandparents; or

•	grandchildren.
Proof means Written evidence satisfactory to Us that a person has satisfied the conditions and requirements for any benefit described in this certificate. When a claim is made for any benefit described in this certificate, Proof must establish:
•	the nature and extent of the loss or condition;

•	Our obligation to pay the claim; and

•	the claimant’s right to receive payment.
Proof must be provided at the claimant’s expense.

GCERT2000 def	18

DEFINITIONS (continued)
Signed means any symbol or method executed or adopted by a person with the present intention to authenticate a record, which is on or transmitted by paper or electronic media which is acceptable to Us and consistent with applicable law.
Spouse means Your lawful spouse.
Total Disability or Totally Disabled means that due to an injury or sickness:
•	You are unable to perform the material duties of Your regular job; and

•	You are unable to perform any other job for which You are fit by education, training or experience.
We, Us and Our mean MetLife.
Written or Writing means a record which is on or transmitted by paper or electronic media which is acceptable to Us and consistent with applicable law.
You and Your mean an employee who is insured under the Group Policy for the insurance described in this certificate.

GCERT2000 def	19

ELIGIBILITY PROVISIONS: INSURANCE FOR YOU
ELIGIBLE CLASS(ES)
All Full-Time employees of the Policyholder.
All Executives
You are eligible for insurance if You were Actively at Work and covered for insurance on the day immediately preceding the date of Your retirement and have retired in accord with the Policyholder’s retirement plan. Please be aware that:
•	references to Active Work and Actively at Work will not apply; and

•	end of employment will mean the end of the person’s status as a retiree, as stated in the Policyholder’s retirement plan.
DATE YOU ARE ELIGIBLE FOR INSURANCE
You may only become eligible for the insurance available for Your eligible class as shown in the SCHEDULE OF BENEFITS.
If You are in an eligible class on January 1, 2006, You will be eligible for the insurance described in this certificate on that date.
If You enter an eligible class after January 1, 2006, You will be eligible for insurance on the date You enter that class.
Previous Employment With The Policyholder
If You were employed by the Policyholder and insured by Us under a policy of group life insurance when Your employment ended, You will not be eligible for life insurance under this Group Policy if You are re-hired by the Policyholder within 2 years after such employment ended, unless You surrender any individual policy of life insurance to which You converted when Your employment ended.
The cash value, if any, of such surrendered insurance will be paid to You.
ENROLLMENT PROCESS
If You are eligible for insurance, You may enroll for such insurance by completing an enrollment form.
DATE YOUR INSURANCE TAKES EFFECT
Rules for Noncontributory Insurance
When You complete the enrollment process for Noncontributory Insurance, such insurance will take effect on the date You become eligible, provided You are Actively at Work on that date.
If You are not Actively at Work on the date the Noncontributory Insurance would otherwise take effect, the benefit will take effect on the day You resume Active Work.
DATE YOUR INSURANCE ENDS
Your insurance will end on the earliest of:
1.	the date the Group Policy ends; or

2.	the date insurance ends for Your class; or

3.	the end of the period for which the last premium has been paid for You; or

GCERT2000 e/ee	20

ELIGIBILITY PROVISIONS: INSURANCE FOR YOU (continued)
4.	for Executive Life Insurance, the last day of the calendar month in which Your employment ends; Your employment will end if You cease to be Actively at Work in any eligible class, except as stated in the section entitled CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT.

5.	for Executive Life Insurance, the last day of the month You retire in accordance with the Policyholder’s retirement plan.
Please refer to the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU for information concerning the option to convert to an individual policy of life insurance if Your Life Insurance ends.
In certain cases insurance may be continued as stated in the section entitled CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT.

GCERT2000 e/ee	21

CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT
FOR FAMILY AND MEDICAL LEAVE
Certain leaves of absence may qualify under the Family and Medical Leave Act of 1993 (FMLA) for continuation of insurance. Please contact the Policyholder for information regarding the FMLA.
AT YOUR OPTION: PORTABILITY
For purposes of this subsection the term “Portability Eligible Insurance” refers to Your Executive Life Insurance.
Evidence of insurability will not be required to exercise this Portability Option. If You choose not to exercise this Portability Option, Life Insurance benefits may be converted in accordance with the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.
You may request in Writing during the Request Period specified below to continue Portability Eligible Insurance if such insurance ends because:
•	Your employment ends; or

•	You cease to be in a class that is eligible for such insurance.
If a request is made under this subsection, We will issue a new certificate of insurance which will explain the new insurance benefits. The insurance benefits under the new certificate may not be the same as those that ended under the Group Policy.
For Life Insurance
A request under this subsection may be made, if on the date of the request, the following requirements are met:
•	The Group Policy is in effect;

•	We have not received notice from the Policyholder of its intent to end the Group Policy;

•	No application has been made to convert the insurance that is to be continued to an individual policy of life insurance as provided in the section entitled LIFE INSURANCE: CONVERSTION OPTION FOR YOU; and

•	The person making the request resides in a jurisdiction that permits portability.
Request Period
To continue Portability Eligible Insurance under a different group policy, We must receive a completed request form within the Request Period described below.
If written notice of the option to continue Portability Eligible Insuarnce is given within 15 days before or after the date such insurance ends, the Request period begins on the date the insurance ends and expires 31 days after such date.
If written notice of the option to continue Portability Eligible Insurance is given more than 15 days after but within 90 days of the date such insurance ends, the Request Period begins on the date the insurance ends and expires 45 days after the date of the notice.
If written notice of the option to continue Portability Eligible Insurance is not given within 90 days of the date such insurance ends, the Request Period begins on the date the insurance ends and expires at the end of such 90 day period.
Amount of the New Certificate

GCERT2000 coi-eport	22

CONTINUATION OF INSURANCE WITH PREMIUM PAYMENT (continued)
The maximum amount of Executive Life Insurance and Optional Life Insurance that may be continued is $1,000,000
Premiums for the New Certificate.
When a request to continue Portability Eligible Insurance is made under this subsection, the first premium must be paid during the Request Period. All premium payments must be made directly to Us. When We issue the new certificate, We will also provide a schedule of premiums and payment instructions.
Right to Convert Life Insurance Amounts Not Continued
Any amount of Life Insurance not continued under this subsection may be converted under the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.
If You Die Within 31 Days of the Days of the date Portability Eligible Insurance ends and an application for a new certificate is not received by Us during such period, We will determine whether to pay insurance in accordance with the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU. If an application for a new certificate was received by Us during such period, We will only pay benefits for the Portability Eligible Insurance applied for in accordance with this subsection.
AT THE POLICYHOLDER’S OPTION
The Policyholder has elected to continue insurance by paying premiums for his employees who cease Active Work in an eligible class for any of the reasons specified below;
1.	if You cease Active Work due to injury or sickness contact the Policyholder to determine if Your insurance can be continued and for how long;

2.	if You cease Active Work due to layoff contact the Policyholder to determine if Your insurance can be continued and for how long;

3.	if You cease Active Work due to any other Policyholder approved leave of absence discuss with the Policyholder at the time You receive approval to take the leave of absence whether Your insurance can be continued and for how long.
At the end of any of the continuation periods listed above, Your insurance will be affected as follows:
•	if You resume Active Work in an eligible class at this time, You will continue to be insured under the Group Policy;

•	if You do not resume Active Work in an eligible class at this time, Your employment will be considered to end and Your insurance will end in accordance with the Date Your Insurance Ends subsection of the section entitled ELIGIBILITY PROVISIONS: INSURANCE FOR YOU.
Option To Convert
In addition to the Continuation of Insurance options described above, You may have the right to convert to a policy of individual life insurance. We urge You to read the section entitled LIFE INSURANCE: CONVERSION OPTION FOR YOU.

GCERT2000 coi-eport	23

EVIDENCE OF INSURABILITY
No evidence of insurability is required for the insurance described in this certificate.

GCERT2000 eoi	24

LIFE INSURANCE: FOR YOU
If You die, Proof of Your death must be sent to Us. When We receive such Proof with the claim, We will review the claim and, if We approve it, will pay the Beneficiary the Life Insurance in effect on the date of Your death.
PAYMENT OPTIONS
We wil pay the Life Insurance in one sum. Other modes of payment may be available upon request. For details, call Our toll free number shown on the Certificate Face Page.

GCERT2000 I/ee	25

LIFE INSURANCE: CONVERSION OPTION FOR YOU
If Your Life Insurance ends or is reduced for any of the reasons stated below, You have the option to buy an individual policy of life insurance (“new policy”) from Us during the Application Period in accordance with the conditions and requirements of this section. This is referred to as the “option to convert”. Evidence of Your insurability will not be required.
When You Will Have the Option to Convert
You will have the option to convert when:
•	Your Life Insurance ends because:
•	You cease to be in an eligible class for any reason, including disability;

•	Your employment ends for any reason, including disability; or

•	the Group Policy ends; or
•	Your Life Insurance is reduced:
•	on or after the date You attain age 60;

•	because You change from one eligible class to another; or

•	due to an amendment of the Group Policy.
If You opt not to convert a reduction in the amount of Your Life Insurance as described above, You will not have the option to convert that amount at a later date.
Application Period
If You opt to convert Your Life Insurance for any of the reasons stated above, We must receive a completed conversion application form from You within the Application Period described below.
If You are given Written notice of the option to convert within 15 days before or after the date Your Life Insurance ends, the Application Period begins on the date that such Life Insurance ends and expires 31 days after such date.
If You are given Written notice of the option to convert more than 15 days after but within 90 days of the date Your Life Insurance ends, the Application Period begins on the date such Life Insurance ends and expires 45 days from the date of such notice.
If You are not given Written notice of the option to convert within 90 days after the date that Life Insurance for You ends, the Application Period begins on the date Your Life Insurance ends and expires at the end of such 90 day period.
Option Conditions
The option to convert is subject to these conditions:
1.	Our receipt within the Application Period of:
•	Your Written application for the new policy; and

•	the premium due for such new policy;
2.	the premium rates for the new policy will be based on:
•	Our rates then in use;

•	the form and amount of insurance;

•	Your class of risk; and

•	Your attained age when Your Life Insurance ends or is reduced;
3.	if insurance ends due to Your Total Disability, the new policy may be on any form then customarily offered by Us, at Your option, the new policy may be preceded by a one year term policy;

GCERT2000 co/l/ee	26

LIFE INSURANCE: CONVERSION OPTION FOR YOU (continued)
4.	if insurance ends for other reasons or is reduced, the new policy may be on any form then customarily offered by Us excluding term insurance, at Your option, the new policy may be preceded by a one year term policy;

5.	the new policy will be issued without an accidental death and dismemberment benefit, a continuation benefit, an accelerated benefit option, a waiver of premium benefit or any other rider or additional benefit; and

6.	the new policy will take effect on the 32nd day after the date Your Life Insurance ends or is reduced; this will be the case regardless of the duration of the Application Period.
Maximum Amount of the New Policy
If Your Life Insurance ends due to the end of the Group Policy, the maximum amount of insurance that You may elect for the new policy is:
•	the amount of Your Life Insurance that ends under the Group Policy; less

•	the amount of life insurance for which You become eligible under any group policy within 45 days after the date insurance ends under the Group Policy.
     If Your Life Insurance ends due to Your Total Disability, the maximum amount of insurance that You may elect for the new policy is:
•	the amount of Your Life Insurance that ends under the Group Policy; less

•	the amount of Your Life Insurance that is replaced within 45 days after the date insurance ends under the Group Policy.
If Your Life Insurance ends for any other reason or is reduced, the maximum amount of insurance that You may elect for the new policy is the amount of Your Life Insurance which ends under the Group Policy.
If an Application For a New Policy For You Is Not Received By Us During the Application Period and You Die During Such Period
If You die during the Application Period, Proof of Your death must be sent to Us. When We receive such Proof with the claim, We will review the claim and if We approve it will pay the Beneficiary the amount of Life Insurance to which you were entitled to convert.
This subsection only applies if an application for a new policy for You was not received by Us during the Application Period. We will not pay insurance under both a new policy applied for during the Application Period and this subsection.

GCERT2000 co/l/ee	27

FILING A CLAIM
The Policyholder should have a supply of claim forms. Obtain a claim form from the Policyholder and fill it out carefully. Return the completed claim form with the required Proof to the Policyholder. The Policyholder will certify Your insurance under the Group Policy and send the certified claim form and Proof to Us.
When We receive the claim form and Proof, We will review the claim and, if We approve it, We will pay benefits subject to the terms and provisions of this certificate and the Group Policy.
CLAIMS FOR LIFE INSURANCE BENEFITS
When a claimant files a claim for Life Insurance benefits, Proof should be sent to Us as soon as is reasonably possible after the death of an insured.

GCERT2000 claim	28

GENERAL PROVISIONS
Assignment
You may assign Your Life Insurance rights and benefits under the Group Policy as a gift or as a viatical assignment as described below. In this case, We will recognize the assignee(s) under such assignment as owner(s) of Your right, title and interest for such Insurance in the Group Policy if:
1.	a Written form satisfactory to Us, affirming this assignment, has been completed;

2.	the Written form has been Signed by You and the assignee(s);

3.	the Policyholder acknowledges that Your Life Insurance being assigned is in force on the life of the assignor; and

4.	the Written form is delivered to Us for recording.
You may have made an irrevocable assignment under a group policy that the Group Policy replaces. In this case, We will recognize the assignee(s) under such assignment as owners of Your right, title and interest under the Group Policy if:
1.	a Written form satisfactory to Us, affirming this assignment, has been completed;

2.	the Written form has been Signed by You, the assignee(s) and the Policyholder; and

3.	the Written form is delivered to Us for recording.
Beneficiary
You may designate a Beneficiary in Your application or enrollment form. You may change Your Beneficiary at any time. To do so, You must send a Signed and dated, Written request to the Policyholder using a form satisfactory to Us. Your Written request to change the Beneficiary must be sent to the Policyholder within 30 days of the date You Sign such request.
You do not need the Beneficiary’s consent to make a change. When We receive the change, it will take effect as of the date You Signed it. The change will not apply to any payment made in good faith by Us before We receive the change.
If two or more Beneficiaries are designated and their shares are not specified, they will share the insurance equally.
If there is no Beneficiary designated or no surviving designated Beneficiary at Your death, We may determine the Beneficiary to be one or more of the following who survive You:
1.	Your Spouse;

2.	Your child(ren);

3.	Your parent(s);or

4.	Your sibling(s); or

5.	Your estate.
Instead of making payment to any of the above, we may pay Your estate. Any payment made in good faith will discharge our liability to the extent of such payment.
Entire Contract
Your insurance is provided under a contract of group insurance with the Policyholder. The entire contract with the Policyholder is made up of the following:
1.	the Group Policy and its Exhibits, which include the certificate(s);

2.	the Policyholder’s application; and

GCERT2000 gp/rev	29

GENERAL PROVISIONS (continued)
3.	any amendments and/or endorsements to the Group Policy.
Incontestability: Statements Made by You
Any statement made by You will be considered a representation and not a warranty. We will not use such statement to contest life insurance, reduce benefits or defend a claim unless the following requirements are met:
1.	the statement is in a Written application or enrollment form;

2.	You have Signed the application or enrollment form; and

3.	a copy of the application or enrollment form has been given to You or Your Beneficiary.
We will not use Your statements which relate to insurability to contest life insurance after it has been in force for 2 years during Your life. In addition, We will not use such statements to contest an increase or benefit addition to such insurance after the increase or benefit has been in force for 2 years during Your life.
Misstatement of Age
If Your age is misstated, the correct age will be used to determine if insurance is in effect and, as appropriate, We will adjust the benefits and/or premiums.
Conformity with Law
If the terms and provisions of this certificate do not conform to any applicable law, this certificate shall be interpreted to so conform.
Autopsy
We have the right to make a reasonable request for an autopsy where permitted by law. Any such request will set forth the reasons We are requesting the autopsy.
Gender
Male pronouns will be read as female where applicable.

GCERT2000 gp/rev	30

THIS IS THE END OF THE CERTIFICATE.
THE FOLLOWING IS ADDITIONAL INFORMATION.

ERISA INFORMATION
NAME AND ADDRESS OF EMPLOYER AND PLAN ADMINISTRATOR
GOLDMAN, SACHS & CO.
180 Maiden Lane, 24th Floor
New York, NY 10038
EMPLOYER IDENTIFICATION NUMBER: 03-5108880

PLAN NUMBER	COVERAGE	PLAN NAME

502	All Coverages	Goldman, Sachs & Co.
TYPE OF ADMINISTRATION
The above listed benefits are insured by Metropolitan Life Insurance Company (“MetLife”).
MetLife is liable for all life insurance.
AGENT FOR SERVICE OF LEGAL PROCESS
For disputes arising under the Plan, service of legal process may be made upon the Plan administrator at the above address. For disputes arising under those portions of the Plan insured by MetLife, service of legal process may be made upon MetLife at one of its local offices, or upon the supervisory official of the Insurance Department in the state in which you reside.
ELIGIBILITY FOR INSURANCE; DESCRIPTION OR SUMMARY OF BENEFITS
Your MetLife certificate describes the eligibility requirements for insurance provided by MetLife under the Plan. It also includes a detailed description of the insurance provided by MetLife under the Plan.
PLAN TERMINATION OR CHANGES
The group policy sets forth those situations in which the Employer and/or MetLife have the rights to end the policy.
The Employer reserves the right to change or terminate the plan at any time. Therefore, there is no guarantee that you will be eligible for the insurance described herein for the duration of your employment. Any such action will be taken only after careful consideration.
Your consent or the consent of your beneficiary is not required to terminate, modify, amend, or change the Plan.
In the event Your insurance ends in accord with the “Date Your Insurance Ends” subsection of Your certificate, you may still be eligible to receive benefits. The circumstances under which benefits are available are described in Your MetLife certificate.

CONTRIBUTIONS
No contribution is required for Executive Life Insurance.
The total premium rate for insurance provided under the Plan by MetLife is set by MetLife.
PLAN YEAR
The Plan’s fiscal records are kept on a Plan year basis beginning each January 1st and ending on the following December 31st.
Qualified Domestic Relations Orders/Qualified Medical Child Support Orders
You and your beneficiaries can obtain, without charge, from the Plan Administrator a copy of any procedures governing Qualified Domestic Relations Orders (QDRO) and Qualified Medical Child Support Orders (QMCSO).
CLAIMS INFORMATION
Procedures for Presenting Claims for Life Benefits
All claim forms needed to file for benefits under the group insurance program can be obtained from the Employer who will also be ready to answer questions about the insurance benefits and to assist you or, if applicable, the claimant in filing claims. The instructions on the claim form should be followed carefully. This will expedite the processing of the claim. Be sure all questions are answered fully.
Routine Questions
If there is any question about a claim payment, an explanation may be requested from the employer who is usually able to provide the necessary information.
CLAIM SUBMISSION
In submitting claims for life benefits (“Benefits”), the claimant must complete the appropriate claim form and submit the required proof as described in the certificate.
Claim forms must be submitted in accordance with the instructions on the claim form.
Initial Determination
After MetLife receives your claim for Benefits, MetLife will review your claim and notify you of its decision to approve or deny your claim.
Such notification will be provided to you within a reasonable period, not to exceed 90 days from the date we received your claim, unless MetLife notifies you within that period that there are special circumstances requiring an extension of time of up to 90 additional days.
If MetLife denies your claim in whole or in part, the notification of the claims decision will state the reason why your claim was denied and reference the specific Plan provision(s) on which the denial is based. If the claim is denied because MetLife did not receive sufficient information, the claims decision will describe the additional information needed and explain why such information is needed. The notification will also include a description of the Plan review procedures and time limits, including a statement of your right to bring a civil action if your claim is denied after an appeal.
Appealing the Initial Determination
In the event a claim has been denied in whole or in part, you or, if applicable, your beneficiary can request a review of your claim by MetLife. This request for review should be sent in writing to Group Insurance Claims

Review at the address of MetLife’s office which processed the claim within 60 days after you or, if applicable, your beneficiary received notice of denial of the claim. When requesting a review, please state the reason you or, if applicable, your beneficiary believe the claim was improperly denied and submit in writing any written comments, documents, records or other information you or, if applicable, your beneficiary deem appropriate. Upon your written request, MetLife will provide you free of charge with copies of relevant documents, records and other information.
MetLife will re-evaluate all the information, will conduct a full and fair review of the claim, and you or, if applicable, your beneficiary will be notified of the decision. Such notification will be provided within a reasonable period not to exceed 60 days from the date we received your request for review, unless MetLife notifies you within that period that there are special circumstances requiring an extension of time of up to 60 additional days.
If MetLife denies the claim on appeal, MetLife will send you a final written decision that states the reason(s) why the claim you appealed is being denied, references any specific Plan provision(s) on which the denial is based, any voluntary appeal procedures offered by the Plan, and a statement of your right to bring a civil action if your claim is denied after an appeal. Upon written request, MetLife will provide you free of charge with copies of documents, records and other information relevant to your claim.
Discretionary Authority of Plan Administrator
and Other Plan Fiduciaries
In carrying out their respective responsibilities under the Plan, the Plan administrator and other Plan fiduciaries shall have discretionary authority to interpret the terms of the Plan and to determine eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan. Any interpretation or determination made pursuant to such discretionary authority shall be given full force and effect, unless it can be shown that the interpretation or determination was arbitrary and capricious.
STATEMENT OF ERISA RIGHTS
The following statement is required by federal law and regulation.
As a participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all participants shall be entitled to:
Receive Information About Your Plan and Benefits
Examine, without charge, at the Plan administrator’s office and at other specified locations, all Plan documents, including insurance contracts and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.
Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan, including insurance contracts and copies of the latest annual report (Form 5500 Series) and updated summary plan descriptions. The administrator may make a reasonable charge for the copies.
Receive a summary of the Plan’s annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.
Prudent Actions by Plan Fiduciaries
In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.
No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA.
Enforce Your Rights

If your claim for a welfare benefit is denied or ignored in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report and do not receive them within 30 days, you may file suit in a Federal court. In such a case, the court may require the Plan administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.
In addition, if you disagree with the Plan’s decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in a Federal court.
If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may fie suit in a Federal court.
The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees.
If you lose, the court may order you to pay these costs and fees; for example, if it finds your claim is frivolous.
Assistance with Your Questions
If you have any questions about your Plan, you should contact the Plan administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory of the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.
FUTURE OF THE PLAN
It is hoped that the Plan will be continued indefinitely, but GOLDMAN, SACHS & CO. reserves the right to change or terminate the Plan in the future. Any such action would be taken only after careful consideration.
The Board of Directors of GOLDMAN, SACHS & CO. shall be empowered to amend or terminate the Plan or any benefit under the Plan at any time.